Booking Holdings Reports Second Quarter 2025 Financial Results NORWALK, CT - July 29, 2025…Booking Holdings Inc. (NASDAQ: BKNG) (the “Company,” “we,” “our,” or “us”) today reported its second quarter 2025 financial results. ● Room nights grew 8% compared to the second quarter of 2024. ● Gross bookings grew 13% compared to the second quarter of 2024, or 9% on a constant currency basis. ● Revenue grew 16% compared to the second quarter of 2024, or 12% on a constant currency basis. Q2 2025 (#) (Δ Y/Y) Room Nights 309M 8% Gross Bookings $46.7B 13% Revenue $6.8B 16% GAAP Net Income $895M (41%) GAAP EPS $27.43 (38%) Adjusted EPS $55.40 32% Adjusted EBITDA $2.4B 28% Net Cash Provided By Operating Activities $3.2B 27% Free Cash Flow $3.1B 32% 1 "We are pleased to report a strong second quarter with 8% room night growth and a double-digit increase in gross bookings and revenue, reflecting disciplined execution against our strategic initiatives," said Glenn Fogel, Chief Executive Officer of Booking Holdings. "We reached a milestone with Connected Trip transactions, where customers choose to book more than one travel vertical with us, representing a low double-digit share of Booking.com’s total transactions and up over 30% year-over-year. This was driven by healthy growth across our other verticals, including flight tickets up 44%. We’re encouraged by this progress and remain focused on these and other long-term growth drivers that create meaningful value for our travelers and partners." Refer to the "Non-GAAP Financial Measures" section at the end of this release for an explanation of constant currency and non-GAAP financial measures, including Adjusted Net income, Adjusted EPS, Adjusted EBITDA, Free Cash Flow, and Adjusted Fixed Operating Expenses, and reconciliations to the most directly comparable GAAP measures. Gross bookings is an operating and statistical metric that captures the total dollar value, generally inclusive of taxes and fees, of all travel services booked by our customers, net of cancellations. Exhibit 99.1

Additional Highlights Active Return of Capital to Shareholders Third Quarter Dividend ● Our Board of Directors declared a cash dividend of $9.60 per share, payable on September 30, 2025 to stockholders of record as of the close of business on September 5, 2025. Stock Repurchase Program ● We repurchased $1.3 billion of stock in the quarter ended June 30, 2025 with a total remaining authorization of $24.6 billion. Second Quarter 2025 vs. 2024 2 Top Line Metrics ● Alternative accommodation room nights at Booking.com increased by a low double digits percentage ● Constant Currency ADRs decreased 1%(1) ● Gross bookings increased 13% and revenues increased 16% Margins ● Net Income margin of 13.2% (26.0% in Q2 2024) ● Adjusted EBITDA margin of 35.6% (32.4% in Q2 2024) Fixed Cost Discipline ● Total operating expenses increased 14%, slower than the 16% growth in revenue ● Adjusted fixed operating expenses increased 11% driven by adverse FX changes, increased performance-based compensation accruals, and higher cloud computing costs Marketing Metrics ● Marketing expense as a percentage of gross bookings was 4.6% (4.7% in Q2 2024) ● Over the trailing four quarters, the mix of our total room nights booked through the direct channel was a mid-fifties percentage and increased year-over-year GAAP EPS -38% Adjusted EPS +32% (1)Accommodation average daily rates ("ADRs")

Outlook Booking Holdings' guidance for the third quarter and full year of 2025 is as follows: We have continued to see steady travel demand trends in our business so far in the third quarter. However, we note that comparisons to the prior-year third quarter will be higher in August and September. Additionally, we recognize the possibility that our business could be impacted by the increased uncertainty in the geopolitical and macroeconomic environment and any subsequent potential effect on consumer spending and behavior, travel patterns, or our partners. Refer to "Information About Forward-Looking Statements" section of this release. (growth is on a year-over-year basis) Q3 2025 FY 2025 Room Nights Growth 3.5% - 5.5% Gross Bookings Growth 8% - 10% Low Double Digits Constant Currency Gross Bookings Growth 4% - 6% High Single Digits Revenue Growth 7% - 9% Low Double Digits Constant Currency Revenue Growth 3% - 5% High Single Digits Adjusted EBITDA (1)(2)(3) $3.9 billion - $4.0 billion Adjusted EBITDA Growth (1)(2)(3) 6% - 9% Mid-teens % 3 (1) We are not able to provide a reconciliation between forward-looking Adjusted EBITDA and GAAP Net income as we cannot, without unreasonable effort, forecast certain items required to develop meaningful comparable GAAP Net Income and predict certain components of such reconciliation as they arise from events in future periods. This is due to the unpredictable nature of these reconciling items, which would require an unreasonable effort to forecast, and would result in a large range of projected values that would not be meaningful to investors. See Item 10(e)(1)(i)(B) of SEC Regulation S-K. (2) Excludes certain costs expected to be incurred related to the previously disclosed Transformation Program. Refer to the "Non-GAAP Financial Measures" section of this release. (3) Changes in foreign currency exchange rates are expected to impact our reported growth rates for Adjusted EBITDA by a similar amount of percentage points as Revenue Growth.

Consolidated Balance Sheets (In millions, except share and per share data) June 30, 2025 December 31, 2024 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 17,595 $ 16,164 Accounts receivable, net (Allowance for expected credit losses of $145 and $146, respectively) 4,370 3,199 Prepaid expenses, net 626 587 Other current assets 672 541 Total current assets 23,263 20,491 Property and equipment, net 848 832 Operating lease assets 593 559 Intangible assets, net 1,291 1,382 Goodwill 2,855 2,799 Long-term investments 559 536 Other assets, net 1,275 1,109 Total assets $ 30,684 $ 27,708 LIABILITIES AND STOCKHOLDERS' DEFICIT Current liabilities: Accounts payable $ 4,280 $ 3,824 Accrued expenses and other current liabilities 4,208 6,047 Deferred merchant bookings 9,149 4,031 Short-term debt 999 1,745 Total current liabilities 18,636 15,647 Deferred income taxes 36 289 Operating lease liabilities 517 483 Long-term U.S. transition tax liability — 257 Other long-term liabilities 679 199 Long-term debt 17,473 14,853 Total liabilities 37,341 31,728 Commitments and contingencies Stockholders' deficit: Common stock, $0.008 par value, Authorized shares: 1,000,000,000 Issued shares: 64,509,961 and 64,276,130, respectively 1 — Treasury stock: 32,087,882 and 31,329,265 shares, respectively (51,502) (47,877) Additional paid-in capital 8,028 7,707 Retained earnings 37,119 36,525 Accumulated other comprehensive loss (303) (375) Total stockholders' deficit (6,657) (4,020) Total liabilities and stockholders' deficit $ 30,684 $ 27,708 4

Unaudited Consolidated Statements of Operations (In millions, except share and per share data) Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Merchant revenues $ 4,457 $ 3,446 $ 7,375 $ 5,834 Agency revenues 2,044 2,144 3,608 3,907 Advertising and other revenues 297 269 577 533 Total revenues 6,798 5,859 11,560 10,274 Operating expenses: Marketing expenses 2,139 1,939 3,916 3,549 Sales and other expenses 899 820 1,601 1,498 Personnel, including stock-based compensation of $154, $140, $296, and $284, respectively 896 807 1,589 1,633 General and administrative 199 112 341 298 Information technology 219 183 419 370 Depreciation and amortization 158 142 312 279 Transformation costs 38 — 70 — Total operating expenses 4,548 4,003 8,248 7,627 Operating income 2,250 1,856 3,312 2,647 Interest expense (418) (264) (1,067) (483) Interest and dividend income 234 293 475 536 Other income (expense), net (962) 37 (1,220) 159 Income before income taxes 1,104 1,922 1,500 2,859 Income tax expense 209 401 272 562 Net income $ 895 $ 1,521 $ 1,228 $ 2,297 Net income applicable to common stockholders per basic common share $ 27.54 $ 44.94 $ 37.59 $ 67.51 Weighted-average number of basic common shares outstanding (in 000's) 32,494 33,839 32,669 34,023 Net income applicable to common stockholders per diluted common share $ 27.43 $ 44.38 $ 37.38 $ 66.60 Weighted-average number of diluted common shares outstanding (in 000's) 32,619 34,267 32,855 34,486 5

Unaudited Consolidated Statements of Cash Flows (In millions) Six Months Ended June 30, 2025 2024 OPERATING ACTIVITIES: Net income $ 1,228 $ 2,297 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 312 279 Provision for expected credit losses and chargebacks 206 184 Deferred income taxes (402) (2) Stock-based compensation expense 297 284 Operating lease amortization 66 79 Unrealized foreign currency transaction losses (gains) related to Euro-denominated debt 1,398 (235) Amortization of debt discount on convertible senior notes 523 — Change in fair value of the conversion option of the convertible senior notes (163) — Other (67) 13 Changes in assets and liabilities: Accounts receivable (1,078) (830) Deferred merchant bookings and other current liabilities 3,796 3,337 Other 368 (177) Net cash provided by operating activities 6,484 5,229 INVESTING ACTIVITIES: Proceeds from maturity of investments — 515 Additions to property and equipment (185) (276) Other investing activities 6 (33) Net cash (used in) provided by investing activities (179) 206 FINANCING ACTIVITIES: Proceeds from the issuance of long-term debt 1,955 2,959 Payments on maturity of debt (3,451) — Payments for repurchase of common stock (3,668) (3,518) Dividends paid (631) (594) Other financing activities 31 (29) Net cash used in financing activities (5,764) (1,182) Effect of exchange rate changes on cash and cash equivalents and restricted cash and cash equivalents 903 (59) Net increase in cash and cash equivalents and restricted cash and cash equivalents 1,444 4,194 Total cash and cash equivalents and restricted cash and cash equivalents, beginning of period 16,193 12,135 Total cash and cash equivalents and restricted cash and cash equivalents, end of period $ 17,637 $ 16,329 6

Non-GAAP Financial Measures Non-GAAP Financial Measures The Unaudited Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include all normal and recurring adjustments that management of the Company considers necessary for a fair presentation of its financial position and operating results. To supplement the Unaudited Consolidated Financial Statements, the Company uses non-GAAP financial measures, including Adjusted Net income, Adjusted EPS, Adjusted EBITDA, and Free cash flow (Net cash provided by operating activities less capital expenditures). The Company also uses information on (i) the impact of the adjustments required to compute Adjusted Net income and Adjusted EBITDA on Sales and other expenses, Personnel expenses, General and administrative expenses, Depreciation and amortization expenses, Transformation costs, Interest expense, Interest and dividend income, Other income (expense), net, and Income tax expense, as reported in the Company's consolidated statements of operations, as applicable, and (ii) Adjusted fixed operating expenses, which is Total operating expenses, as reported in the Company's consolidated statements of operations, adjusted to exclude (a) certain operating expenses which are generally more likely to vary based on changes in business volumes and (b) amounts which are excluded in the computation of Adjusted EBITDA. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses non-GAAP financial measures for financial and operational decision-making and as a basis to evaluate performance and set targets for employee compensation programs. The Company believes that these non-GAAP financial measures are useful for analysts and investors to evaluate the Company's ongoing operating performance because they facilitate comparison of the Company's results for the current period and projected next-period results to those of prior periods and to those of its competitors (though other companies may calculate similar non-GAAP financial measures differently from those calculated by the Company). These non-GAAP financial measures, in particular Adjusted Net income, Adjusted EBITDA, and Free cash flow, are not intended to represent funds available for Booking Holdings' discretionary use and are not intended to represent or to be used as a substitute for Operating income, Net income, or Net cash provided by operating activities as measured under GAAP. The items excluded from these non-GAAP measures, but included in the calculation of their closest GAAP equivalent, are significant components of the Company's consolidated statements of operations and cash flows and must be considered in performing a comprehensive assessment of overall financial performance. Reconciliations of (i) Net income to Adjusted Net income and Adjusted EPS, (ii) Net income to Adjusted EBITDA, (iii) Net cash provided by operating activities to Free cash flow, and (iv) Total operating expenses to Adjusted fixed operating expenses are detailed in the Reconciliation of GAAP to Non-GAAP Financial Information and Additional Information on the Impact of Non-GAAP Adjustments sections below, including additional information on the items excluded from non-GAAP measures. We evaluate certain operating and financial measures on both an as-reported and constant currency basis. We calculate constant currency measures based on the predominant transactional currency in each country, converting our current-year period results in currencies other than U.S. Dollars using the corresponding prior-year period monthly average exchange rates. The attached financial and statistical supplement includes reconciliations of our financial results under GAAP to non-GAAP financial information. 7

Information About Forward-Looking Statements Information About Forward-Looking Statements This press release contains forward-looking statements, within the meaning of the U.S. securities laws, including regarding our outlook, travel demand trends, the geopolitical and macroeconomic environment and potential effects on consumer spending and behavior, travel patterns and our partners, and changes in foreign currency exchange rates. These forward-looking statements reflect the views of the Company's management regarding current expectations based on currently available information about future events. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, such as: adverse changes in market conditions for travel services; the effects of competition; the Company's ability to manage growth and expand; adverse changes in third- party relationships; success of the Company's marketing efforts; rapid technological or other market changes; the development and use of generative AI; the Company's ability to attract and retain qualified personnel; impacts of impairments and changes in accounting estimates; operational and technological infrastructure risks; and other business and industry changes. Other risks and uncertainties relate to data privacy, cyberattacks, and information security; taxes; laws and regulations; the Company's facilitation of payments; foreign currency exchange rates; the Company's debt levels and stock price volatility; and the success of the Company's investments and acquisition strategy. For a detailed discussion of these and other factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements included in this press release, refer to the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission and any subsequently filed Quarterly Reports on Form 10-Q. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. 8

About Booking Holdings We will be posting our prepared remarks and a summary earnings presentation to the Booking Holdings investor relations website after the conclusion of the earnings call. About Booking Holdings Inc. Booking Holdings (NASDAQ: BKNG) is the world's leading provider of online travel and related services, provided to consumers and local partners in more than 220 countries and territories through five primary consumer-facing brands: Booking.com, Priceline, Agoda, KAYAK and OpenTable. The mission of Booking Holdings is to make it easier for everyone to experience the world. For more information, visit BookingHoldings.com and follow us on X @BookingHoldings. For Press Information: Leslie Cafferty communications@bookingholdings.com For Investor Relations: Grace Lee ir@bookingholdings.com #BKNG_Earnings 9

Reconciliation of GAAP to Non-GAAP Financial Information (In millions, except share and per share data)(1) RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME AND ADJUSTED EPS Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Net income $ 895 $ 1,521 $ 1,228 $ 2,297 (a) Adjustment related to the Netherlands pension fund matter 6 — (123) — (b) Adjustment to accruals related to the fine imposed by the Spanish competition authority — (78) — (78) (c) Amortization of intangible assets 54 56 108 111 (d) Transformation costs 36 — 68 — (e) Net (gains) losses on equity securities (21) (11) (24) 5 (f) Foreign currency transaction losses (gains) on the remeasurement of certain Euro-denominated debt and accrued interest and debt-related foreign currency derivative instruments 961 (68) 1,350 (235) (g) Amortization of debt discount and change in fair value of the conversion option related to the convertible senior notes 126 — 360 — (h) Other — 17 — 17 (i) Tax impact of Non-GAAP adjustments (248) — (337) 27 Adjusted Net income $ 1,807 $ 1,436 $ 2,628 $ 2,144 GAAP and Non-GAAP weighted-average number of diluted common shares outstanding (in 000's) 32,619 34,267 32,855 34,486 Net income applicable to common stockholders per diluted common share (GAAP EPS) $ 27.43 $ 44.38 $ 37.38 $ 66.60 Adjusted Net income applicable to common stockholders per diluted common share (Adjusted EPS) $ 55.40 $ 41.90 $ 79.99 $ 62.16 Net income applicable to common stockholders per diluted common share (GAAP EPS) decline YoY (38) % (44) % Adjusted Net income applicable to common stockholders per diluted common share (Adjusted EPS) growth YoY 32% 29% 10 (Unaudited)

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Net income $ 895 $ 1,521 $ 1,228 $ 2,297 (a) Adjustment related to the Netherlands pension fund matter 6 — (123) — (b) Adjustment to accruals related to the fine imposed by the Spanish competition authority — (78) — (78) (j) Depreciation and amortization 158 142 312 279 (d) Transformation costs 36 — 68 — (j) Interest and dividend income (234) (293) (475) (536) (j) Interest expense 418 264 1,067 483 (e) Net (gains) losses on equity securities (21) (11) (24) 5 (f) Foreign currency transaction losses (gains) on the remeasurement of certain Euro-denominated debt and accrued interest and debt-related foreign currency derivative instruments 961 (68) 1,350 (235) (g) Change in fair value of the conversion option of the convertible senior notes (5) — (163) — (h) Other — 17 — 17 (j) Income tax expense 209 401 272 562 Adjusted EBITDA $ 2,423 $ 1,895 $ 3,511 $ 2,793 Net income as a % of Total Revenues (Net income margin) 13.2% 26.0% 10.6% 22.4 % Net income decline YoY (41) % (47) % Adjusted EBITDA as a % of Total Revenues (Adjusted EBITDA margin) 35.6% 32.4% 30.4% 27.2 % Adjusted EBITDA growth YoY 28% 26 % RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Net cash provided by operating activities $ 3,201 $ 2,525 $ 6,484 $ 5,229 (k) Additions to property and equipment (64) (146) (185) (276) Free cash flow $ 3,137 $ 2,379 $ 6,299 $ 4,953 Net cash provided by operating activities as a % of Total Revenues 47.1% 43.1% 56.1% 50.9 % Free cash flow as a % of Total Revenues 46.1% 40.6% 54.5% 48.2 % Net cash provided by operating activities growth YoY 27% 24 % Free cash flow growth YoY 32% 27% (1) Amounts may not total due to rounding. 11 (Unaudited)

Notes: (a) Adjustments to the accruals related to the Netherlands pension fund matter are recorded in Personnel expenses and General and administrative expenses, as applicable, and excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA. (b) Adjustment to accruals related to the fine imposed by the Spanish competition authority are recorded in General and administrative expenses and excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA. (c) Amortization of intangible assets is recorded in Depreciation and amortization expenses and excluded from Net income to calculate Adjusted Net income. (d) In November 2024, the Company announced its intention to implement certain organizational changes that are expected to improve operating expense efficiency, increase organizational agility, free up resources that can be reinvested into further improving its offering to travelers and partners, and better position the Company for the long-term. Certain costs incurred in connection with this transformation program, which are not considered normal operating expenses, are excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA. These costs are recorded in Transformation costs and primarily consist of professional fees and employee termination benefits. (e) Net (gains) losses on equity securities with readily determinable fair values are recorded in Other income (expense), net and excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA. (f) Foreign currency transaction losses (gains) on the remeasurement of Euro-denominated debt and accrued interest that are not designated as hedging instruments for accounting purposes and debt-related foreign currency derivative instruments used as economic hedges are recorded in Other income (expense), net and excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA. (g) Adjustment for the amortization of the debt discount of $131 million and $523 million and the change in fair value of the conversion option of $5 million and $163 million for the three and six months ended June 30, 2025, respectively, both related to the convertible senior notes, which are recorded in Interest expense and Other income (expense), net, as applicable, and excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA. (h) Accrual related to the Canadian digital services taxes for the years ended December 31, 2022 and 2023 enacted in June 2024 with retrospective effect, which is recorded in Sales and other expenses, and excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA. (i) Reflects the tax impact of Non-GAAP adjustments above and changes in tax estimates, as applicable, which are excluded from Net income to calculate Adjusted Net income. (j) Depreciation and amortization, Interest and dividend income, Interest expense, and Income tax expense are excluded from Net income to calculate Adjusted EBITDA. (k) Cash used for additions to property and equipment is included in the calculation of Free cash flow. For a more detailed discussion of the adjustments described above, please see the section in this press release under the heading "Non-GAAP Financial Measures" which provides information about the use of non-GAAP financial measures. Additional information on the impact of the adjustments above are presented in the following pages. The reconciliation of Total operating expenses to Adjusted fixed operating expenses is also provided. 12

Additional Information on the Impact of Non-GAAP Adjustments (In millions) Sales and other expenses: Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Sales and other expenses $ 899 $ 820 $ 1,601 $ 1,498 Accruals related to prior-period Canadian digital services taxes — (17) — (17) Adjusted Sales and other expenses $ 899 $ 803 $ 1,601 $ 1,481 Personnel expenses: Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Personnel expenses $ 896 $ 807 $ 1,589 $ 1,633 Adjustment related to the Netherlands pension fund matter (6) — 128 — Adjusted Personnel expenses $ 890 $ 807 $ 1,717 $ 1,633 General and administrative expenses: Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 General and administrative expenses $ 199 $ 112 $ 341 $ 298 Adjustment to accruals related to the fine imposed by the Spanish competition authority — 78 — 78 Adjustment related to the Netherlands pension fund matter — — (5) — Adjusted General and administrative expenses $ 199 $ 190 $ 336 $ 376 Depreciation and amortization expenses: Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Depreciation and amortization expenses $ 158 $ 142 $ 312 $ 279 Amortization of intangible assets (54) (56) (108) (111) Depreciation expenses $ 104 $ 86 $ 204 $ 168 Transformation costs: Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Transformation costs $ 38 $ — $ 70 $ — Adjustment related to transformation costs (36) — (68) — Adjusted Transformation costs $ 2 $ — $ 2 $ — Interest expense: Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Interest expense $ (418) $ (264) $ (1,067) $ (483) Amortization of debt discount on convertible senior notes 131 — 523 — Adjusted Interest expense $ (287) $ (264) $ (544) $ (483) 13 (Unaudited)

Other income (expense), net: Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Other income (expense), net $ (962) $ 37 $ (1,220) $ 159 Net (gains) losses on equity securities (21) (11) (24) 5 Foreign currency transaction losses (gains) on the remeasurement of certain Euro-denominated debt and accrued interest and debt- related foreign currency derivative instruments 961 (68) 1,350 (235) Change in fair value of the conversion option of the convertible senior notes (5) — (163) — Adjusted Other income (expense), net $ (27) $ (42) $ (57) $ (71) Income tax expense: Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Income tax expense $ 209 $ 401 $ 272 $ 562 Tax impact of Non-GAAP adjustments 248 — 337 (27) Adjusted Income tax expense $ 457 $ 401 $ 609 $ 535 RECONCILIATION OF TOTAL OPERATING EXPENSES TO ADJUSTED FIXED OPERATING EXPENSES Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Total operating expenses $ 4,548 $ 4,003 $ 8,248 $ 7,627 Marketing expenses (2,139) (1,939) (3,916) (3,549) Sales and other expenses (899) (820) (1,601) (1,498) Depreciation and amortization (158) (142) (312) (279) Adjustment related to the Netherlands pension fund matter (6) — 123 — Adjustment to accruals related to the fine imposed by the Spanish competition authority — 78 — 78 Transformation costs (36) — (68) — Adjusted fixed operating expenses $ 1,310 $ 1,180 $ 2,474 $ 2,379 Total operating expenses growth YoY 14% 8 % Adjusted fixed operating expenses growth YoY 11% 4% 14 (Unaudited)

Statistical Data

(Units Sold in millions and Gross Bookings and Total Revenues in billions)[1]

(Unaudited)

	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25
Units Sold									
Room Nights	268	276	231	297	287	299	261	319	309
Year/Year Growth	*8.8 %*	*14.9 %*	*9.2 %*	*8.5 %*	*7.1 %*	*8.1 %*	*13.2 %*	*7.2 %*	*7.7 %*
Rental Car Days	20	20	15	21	22	23	17	22	24
Year/Year Growth	*24.0 %*	*20.0 %*	*10.7 %*	*10.7 %*	*10.0 %*	*16.2 %*	*12.1 %*	*7.7 %*	*9.0 %*
Airline Tickets	9	9	9	11	11	13	14	16	16
Year/Year Growth	*58.3 %*	*56.6 %*	*45.8 %*	*33.1 %*	*27.7 %*	*38.7 %*	*52.3 %*	*44.8 %*	*44.2 %*
Gross Bookings[2]									
Merchant	$ 21.1	$ 22.3	$ 18.4	$ 25.8	$ 25.8	$ 28.4	$ 24.2	$ 31.2	$ 32.3
Year/Year Growth	*39.9 %*	*53.5 %*	*38.7 %*	*29.3 %*	*22.3 %*	*27.3 %*	*31.7 %*	*21.0 %*	*25.1 %*
Agency	$ 18.6	$ 17.5	$ 13.3	$ 17.8	$ 15.6	$ 15.1	$ 12.9	$ 15.5	$ 14.4
Year/Year Decline	*(4.5)%*	*(0.4)%*	*(5.3)%*	*(8.9)%*	*(16.0)%*	*(14.0)%*	*(2.7)%*	*(12.8)%*	*(7.5)%*
Total Gross Bookings	$ 39.7	$ 39.8	$ 31.7	$ 43.5	$ 41.4	$ 43.4	$ 37.2	$ 46.7	$ 46.7
Year/Year Growth	*14.9 %*	*24.0 %*	*16.1 %*	*10.4 %*	*4.4 %*	*9.1 %*	*17.3 %*	*7.2 %*	*12.8 %*
Constant currency Basis	*15 %*	*20 %*	*13 %*	*10 %*	*6 %*	*9 %*	*18 %*	*10 %*	*9 %*
Total Revenues	$ 5.5	$ 7.3	$ 4.8	$ 4.4	$ 5.9	$ 8.0	$ 5.5	$ 4.8	$ 6.8
Year/Year Growth	*27.2 %*	*21.3 %*	*18.1 %*	*16.9 %*	*7.3 %*	*8.9 %*	*14.4 %*	*7.9 %*	*16.0 %*
Constant currency Basis	*27 %*	*16 %*	*15 %*	*17 %*	*9 %*	*9 %*	*15 %*	*10 %*	*12 %*

(1) Amounts may not total due to rounding.

(2) Gross bookings is an operating and statistical metric that captures the total dollar value, generally inclusive of taxes and fees, of all travel services booked by our customers, net of cancellations.

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